LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 31, 2012 TO THE

SUMMARY PROSPECTUS DATED JULY 31, 2011 OF EACH OF

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND

The last sentence of the legend on the cover of each fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 31, 2011, as supplemented on July 31, 2011, October 14, 2011, November 17, 2011 and February 8, 2012 and as may be further amended or supplemented, the fund’s statement of additional information, dated July 31, 2011, as supplemented on November 17, 2011 and May 31, 2012 and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2011, are incorporated by reference into this Summary Prospectus.

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